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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 1, 2002

Equity Marketing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	23346	13-3534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 San Vicente Boulevard, Los Angeles, California	90048
(Address of principal executive offices)	(Zip Code)

(323) 932-4300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure.

        Reference is made to the press release of the registrant, issued on February 28, 2002, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
None
(b)	Pro Forma Financial Information.
None
(c)	Exhibits.
	Exhibit No.	Description

	Exhibit 99.1	Press Release of Equity Marketing, Inc. issued on February 28, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC. (Registrant)

Date	March 1, 2002	/s/ LELAND P. SMITH
(Signature)*
Leland P. Smith Senior Vice President, General Counsel and Secretary

*
Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Equity Marketing, Inc. issued on February 28, 2002.

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FORM 8-K
INFORMATION TO BE INCLUDED IN THE REPORT
  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX